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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

            Washington                            91-0609840
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(State of incorporation or               (IRS Employer Identification No.)
 organization)

                   601 West 1st Ave, Spokane, WA  99201-5015
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                      Name of each exchange on which
to be so registered                      each class is to be registered

9% Notes Due 2004                        Pacific Exchange, Inc.
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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-88605                     (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
                         -----------------------------
                                (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered

         The securities registered on this Form 8-A are described on pages 13-18 of the Prospectus contained in Pre-effective Amendment No. 1 to the Form S-2 Registration Statement, Registration No. 333-88605, filed by the Registrant with the Securities and Exchange Commission on November 19, 1999.

Item 2.  Exhibits

N/A
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                 METRPOPOLITAN MORTGAGE & SECURITIES
                                 CO., INC.



Date: January 4, 2000            By /s/ C. Paul Sandifur, Jr.
                                   -------------------------------------
                                     C. Paul Sandifur, Jr., President, Chief
                                     Executive Officer and Chairman of the
                                     Board